Exhibit 10.1

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT (this “Amendment”) is made as of the 7th day of December, 2011 (the “Amendment”) by and among ARKANSAS BEST CORPORATION, a Delaware corporation (“Company”), the guarantors identified on the signature pages hereto (collectively, “Guarantors”), and SUNTRUST BANK, a Georgia banking corporation (“Bank”).

RECITALS

A.                                   The Borrower, Guarantors and Bank are parties to a certain Letter of Credit Agreement, dated as of December 9, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement.

B.                                     The parties now desire to amend the Credit Agreement in the manner hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Upon satisfaction of the conditions set forth in Section 3 below:

(a)  the defined term “Commitment Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Commitment Termination Date” shall mean the earliest of (i) December 9, 2013, (ii) the date on which the Commitment is terminated pursuant to Section 2.2, and (iii) the date on which the Commitment is terminated pursuant to Section 6.1.

(b) the first sentence of Section 5.12 of the Credit Agreement is hereby amended and restated to read as follows: “The Company shall have pledged to the Bank at all times until the Final Termination Date an amount in cash, or with the consent of the Bank (which it may or may not give in its sole discretion), investments in money market funds approved by the Bank (such cash and other amounts, collectively, “Cash Collateral”) in an aggregate amount at least equal to the LC Exposure.”

SECTION 2. Representations and Warranties. Company and each Guarantor (each a “Credit Party” and, collectively, the “Credit Parties” ) hereby represents and warrants to the Bank that:

(a)                                  this Amendment has been duly authorized, executed and delivered by each of the Credit Parties and constitutes its legal, valid and binding obligation, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity;

(b)                                 each representation and warranty made by each Credit Party in the Credit Agreement and the other Letter Credit Documents is true and correct in all respects as of the date hereof (or on the date to which it relates, in the case of any representation or warranty that specifically relates to an earlier date); and

(c)                                  on the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall not become effective until the Bank shall have received executed counterparts to this Amendment executed by a duly authorized officer of each Credit Party.

SECTION 4. Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Letter of Credit Document shall mean the Credit Agreement as amended hereby.

SECTION 5. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Georgia without regard to conflict of laws principles thereof.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of a copy of this Amendment bearing an original signature by facsimile transmission or by electronic mail in “portable document format” shall have the same effect as physical delivery of the paper document bearing the original signature.

SECTION 7. Expenses. The Credit Parties agree to reimburse the Bank for its out-of-pocket expenses in connection with this Amendment.

SECTION 8. Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Letter of Credit Documents (and all covenants,

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terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

SECTION 9. No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank or any Credit Party, nor constitute a waiver of any provision of the Credit Agreement, the other Credit Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. . This Amendment No. 2 to Credit Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

SECTION 10.                Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

BORROWER:	ARKANSAS BEST CORPORATION

	By:	/s/ Donald W. Pearson
	Name:	Donald W. Pearson
	Title:	Treasurer

GUARANTORS:	ABF AVIATION, LLC

	By:	/s/ Donald W. Pearson
	Name:	Donald W. Pearson
	Title:	Treasurer

ABF CARTAGE, INC.

	By:	/s/ Donald W. Pearson
	Name:	Donald W. Pearson
	Title:	Treasurer

ABF FARMS, INC.

	By:	/s/ Donald W. Pearson
	Name:	Donald W. Pearson
	Title:	Treasurer

ABF FREIGHT SYSTEM, INC.

	By:	/s/ Donald W. Pearson
	Name:	Donald W. Pearson
	Title:	Treasurer

DATA-TRONICS CORP.

By:	/s/ Donald W. Pearson
Name:	Donald W. Pearson
Title:	Treasurer

FLEETNET AMERICA, INC.

By:	/s/ Donald W. Pearson
Name:	Donald W. Pearson
Title:	Treasurer

FREIGHTVALUE, INC.

By:	/s/ Donald W. Pearson
Name:	Donald W. Pearson
Title:	Treasurer

GLOBAL SUPPLY CHAIN SERVICES, INC.

By:	/s/ Donald W. Pearson
Name:	Donald W. Pearson
Title:	Treasurer

LAND-MARINE CARGO, INC.

By:	/s/ Donald W. Pearson
Name:	Donald W. Pearson
Title:	Treasurer

TRANSPORT REALTY, INC.

	By:	/s/ Donald W. Pearson
	Name:	Donald W. Pearson
	Title:	Treasurer

TREAD-ARK CORPORATION

	By:	/s/ Donald W. Pearson
	Name:	Donald W. Pearson
	Title:	Treasurer

BANK:	SUNTRUST BANK

	By:	/s/ Christopher Hursey
	Name:	Christopher Hursey
	Title:	Vice President